AXA ENTERPRISE FUNDS TRUST

SUPPLEMENT DATED DECEMBER 16, 2005 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED JUNE 4, 2005

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of AXA Enterprise Funds Trust (the “Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

The information provided below updates information regarding the exchange privileges of the funds.

Under the heading “Purchase, Redemption and Pricing of Securities Being Offered – Exemptions from Classes A, B and C CDSC,” item (c) in the last sentence of the last paragraph on page 51 is replaced in its entirety with the following:

(c) shares acquired by exchange from any AXA Enterprise Fund, other than the Classes A, B and C of the Money Market Fund, where the exchanged shares would not have been subject to a CDSC upon redemption;

Under the same heading, the second sentence of the first full paragraph on page 52 is replaced in its entirety with the following:

No CDSC will be imposed on exchanges to purchase shares of another AXA Enterprise Fund although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to the a CDSC.

Under the heading “Purchase, Redemption and Pricing of Securities Being Offered – Exchange Privilege” and the subheading “Exchange of Class A Shares” on page 54, the first paragraph is replaced in its entirety with the following:

Class A shares of all funds are exchangeable for Class A shares of any other fund of the Trust or of the funds comprising The Enterprise Group of Funds, Inc. or AXA Enterprise Multimanager Funds Trust (collectively, “AXA Enterprise Funds”). Class A shares of any fund cannot be exchanged for Class B, C or Y shares of any AXA Enterprise Fund.

Under the heading “Purchase, Redemption and Pricing of Securities Being Offered – Exchange Privilege” and the subheading “Exchange of Class B Shares” on page 54, the first paragraph is replaced in its entirety with the following:

Class B shares of all funds are exchangeable for Class B shares of any other AXA Enterprise Fund. Class B shares of any fund cannot be exchanged for Class A, C or Y shares of any other AXA Enterprise Fund.

Under the heading “Purchase, Redemption and Pricing of Securities Being Offered – Exchange Privilege” and the subheading “Exchange of Class C Shares” on page 54, the first paragraph is replaced in its entirety with the following:

Class C shares of all funds are exchangeable for Class C shares of any other AXA Enterprise Fund. Class C shares of any fund cannot be exchanged for Class A, B or Y shares of any other AXA Enterprise Fund.

Under the heading “Purchase, Redemption and Pricing of Securities Being Offered – Exchange Privilege” and the subheading “Exchange of Class Y Shares” on page 54, the first paragraph is replaced in its entirety with the following:

Class Y shares of all funds are exchangeable for Class Y shares of any other AXA Enterprise Fund. Class Y shares of any fund cannot be exchanged for Class A, B or C shares of any other AXA Enterprise Fund.

Under the heading “Taxation – Class A Shareholders,” the second full paragraph on page 58 is replaced in its entirety with the following:

A special tax rule applies when a shareholder sells or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another AXA Enterprise Fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis of the AXA Enterprise Fund shares subsequently acquired.

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